UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2007

SURFECT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-132597	88-0513176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000-G Candelaria NE, Albuquerque, New Mexico	87112
(Address of Principal Executive Offices)	(Zip Code)

(505) 294-6354
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On September 27, 2006, we accepted subscriptions for 112 units (“Units”) from accredited investors (the “PIPE Investors”) in a private placement pursuant to the terms of a Confidential Private Placement Memorandum, dated July 27, 2006, as reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 3, 2006. Each Unit was sold for a purchase price of $25,000 and consisted of 25,000 shares of our common stock (the “Shares”) and warrants (the “Warrants”) to purchase up to 12,500 shares of our common stock.

Pursuant to the terms of the Unit subscription agreements (the “Subscription Agreements”), we agreed, among other things, (i) to file a registration statement (the “Registration Statement”) with the SEC covering the resale of the Shares and the shares of common stock underlying the Warrants (the “Warrant Shares,”) by no later than 60 days after October 21, 2006 (the “Termination Date”) and (ii) to obtain the effectiveness of the Registration Statement no later than 180 days after the Termination Date (or April 19, 2007) (the “Effective Date Deadline”).

The Subscription Agreements provide that if the Registration Statement is not declared effective by the SEC on or prior to the Effective Date Deadline we are required to issue additional shares of common stock to the PIPE Investors. In particular, the Subscription Agreements provide that on the first day that we so fail to obtain the effectiveness of the Registration Statement (the “First Determination Date”) we must determine for each PIPE Investor the number of Shares entitled to the benefit of the registration rights set forth under the Subscription Agreements (the “Subject Shares”) and, within 30 days following the First Determination Date, we must issue each such PIPE Investor such number of Shares equal to 1% of the number of Subject Shares held by such PIPE Investor (the “Penalty Shares”). We initially filed the Registration Statement on November 30, 2006, however, as of the date hereof the Registration Statement has not yet been declared effective by the SEC. Accordingly, as of the First Determination Date, we have determined that we will be required to issue a total of 28,000 Penalty Shares to the PIPE Investors.

Penalty Shares will also be issuable upon the expiration of each week following the First Determination Date during which we have continued to fail to obtain the effectiveness of the Registration Statement (the expiration date of each such week being a “Subsequent Determination Date”). The number of Penalty Shares issuable following each Subsequent Determination Date shall be determined and issued as described above and on the same basis applicable to the First Determination Date, however, that Penalty Shares previously issued to the PIPE Investors will be excluded from the calculation of Subject Shares. Notwithstanding the foregoing, the Subscription Agreements provide that we will not be required to issue an aggregate number of Penalty Shares to the PIPE Investors greater than 10% of the total number of Subject Shares originally subscribed for by such PIPE Investors.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Form of Unit Subscription Agreement (incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K, dated September 27, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURFECT HOLDINGS, INC.

Date: April 24, 2007	By:	/s/ Steven Anderson
Steven Anderson
President and Chief Executive Officer